UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 5, 2009

CHINA AGRITECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49608	75-2955368
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Room 3F No. 11 Building, Zhonghong International Business Garden
Future Business Center,
Chaoyang North Road, Chaoyang District, Beijing, China 100024
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:
(86)10-59621278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On June 9, 2009, China Agritech, Inc. (the “Company”) issued a press release announcing that the Company entered into a market development agreement with Odyssey International (Trading) Group Ltd.   A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA AGRITECH, INC.

Date: June 9, 2009	/s/ Yu Chang
Yu Chang
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 9, 2009